Exhibit 10.1

                     FEDERAL DEPOSIT INSURANCE CORPORATION

                                WASHINGTON, D.C.

                                      AND

                               STATE OF WISCONSIN

    DEPARTMENT OF FINANCIAL INSTITUTIONS FOR THE STATE OF WISCONSIN MADISON,

                                   WISCONSIN



In the Matter of                                     CONSENT ORDER


MID-WISCONSIN BANK
MEDFORD, WISCONSIN                                   FDIC-10-807b


(STATE CHARTERED)
(INSURED NONMEMBER BANK)



      Mid-Wisconsin Bank, Medford, Wisconsin ("Bank"), having been advised of its right to a NOTICE OF CHARGES AND OF HEARING detailing the unsafe or unsound banking practices and violations of law, rule, or regulation alleged to have been committed by the Bank, and of its right to a hearing on the charges under section 8(b) of the Federal Deposit Insurance Act ("Act"), 12 U.S.C. {section}

1818(b), and under section 220.04(9) of the Wisconsin Statutes, Wis. Stat.

{section} 220.04(9), regarding hearings before the Department of Financial

Institutions for the State of Wisconsin ("WDFI"), and having waived those rights, by and through its duly elected and acting Board of Directors ("Board")

entered into a STIPULATION TO THE ISSUANCE OF A CONSENT ORDER ("STIPULATION")

with representatives of the Federal Deposit Insurance Corporation ("FDIC") and

WDFI, dated November 9, 2010, whereby, solely for the purpose of this proceeding and without admitting or denying any charges of unsafe or unsound banking practices and without admitting or denying any violations of law, rule, or regulation, the Bank consented to the issuance of a CONSENT ORDER ("ORDER") by the FDIC and WDFI.
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      The FDIC and WDFI considered the matter and determined to accept the

STIPULATION.

      Having also determined that the requirements for issuance of an order under 12 U.S.C. {section} 1818(b) and section 220.04(9) of the Wisconsin

Statutes, Wis. Stat. {section} 220.04(9), have been satisfied, the FDIC and WDFI

HEREBY ORDER, that the Bank, its institution-affiliated parties, as that term is defined in section 3(u) of the Act, 12 U.S.C. {section} 1813(u), and its successors and assigns take affirmative action as follows:

                                   MANAGEMENT

      1.    (a)   During the life of this ORDER, the Bank shall have and retain qualified management.  Management shall be provided the necessary written authority to implement the provisions of this ORDER.  The qualifications of management shall be assessed on its ability to:

                 (i)     comply with the requirements of this ORDER;

                 (ii)    operate the Bank in a safe and sound manner;

                 (iii)   comply with applicable laws, rules, and regulations;

                         and

                 (iv)    restore all aspects of the Bank to a safe and sound

                         condition, including capital adequacy, asset quality,

                         management effectiveness, earnings, liquidity, and

                         sensitivity to interest rate risk.

            (b)   During the life of this ORDER, prior to the addition of any individual to the board of directors or the employment of any individual as a senior executive officer, the Bank shall request and obtain WDFI's written

approval   For purposes of this ORDER, "senior executive officer" is defined as in section 32 of the Act, 12 U.S.C. {section} 1831i, and section 303.101(b) of the FDIC Rules and Regulations, 12 C.F.R. {section} 303.101(b).

                                MANAGEMENT PLAN

      2.    (a)   Within 90 days from the effective date of this ORDER, the Bank shall retain an independent third party acceptable to the Regional Director of the FDIC, Chicago Region ("Regional Director") and the Administrator of WDFI,

Division of Banking, ("Administrator"), who will develop a written analysis and assessment of the Bank's management needs ("Management Study") for the purpose of providing qualified management for the Bank.
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            (b)   The Bank shall provide the Regional Director and the

Administrator with a copy of the proposed engagement letter or contract with the independent third party for review.

            (c)   The Management Study shall be developed within 120 days from the effective date of this ORDER.  The Management Study shall include, at a minimum:

                 (i)     identification of both the type and number of senior

                         officer positions needed to properly manage and

                         supervise the affairs of the Bank;

                 (ii)    identification and establishment of such Bank

                         committees as are needed to provide guidance and

                         oversight to active management;

                 (iii)   evaluation of all senior Bank officers to determine

                         whether these individuals possess the ability,

                         experience and other qualifications required to perform

                         present and anticipated duties, including adherence to

                         the Bank's established policies and practices, and

                         restoration and maintenance of the Bank in a safe and

                         sound condition;

                 (iv)    evaluation of all senior Bank officers' compensation,

                         including salaries, director fees, and other benefits;

                         and

                 (v)     a plan to recruit and hire any additional or

                         replacement personnel with the requisite ability,

                         experience and other qualifications to fill those

                         senior officer positions identified by this paragraph

                         of this ORDER.
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            (d)   Within 30 days after receipt of the Management Study the Bank shall formulate a plan to implement the recommendations of the Management Study.

            (e)   A copy of the plan required by this paragraph shall be

submitted to the Regional Director and the Administrator.

                                    CAPITAL

      3.    (a)   During the life of this ORDER, the Bank shall have and

maintain its level of Tier 1 capital as a percentage of its total assets

("capital ratio") at a minimum of 8.5 percent and its level of qualifying total capital as a percentage of risk-weighted assets ("total risk based capital ratio") at a minimum of 12 percent. For purposes of this ORDER, Tier 1 capital,

qualifying total capital, total assets, and risk-weighted assets shall be calculated in accordance with Part 325 of the FDIC Rules and Regulations ("Part

325"), 12 C.F.R. Part 325.

            (b)   If, while this ORDER is in effect, the Bank increases capital by the sale of new securities, the board of directors of the Bank shall adopt and implement a plan for the sale of such additional securities, including the voting of any shares owned or proxies held by or controlled by them in favor of said plan.  Should the implementation of the plan involve public distribution of

Bank securities, including a distribution limited only to the Bank's existing shareholders, the Bank shall prepare detailed offering materials fully describing the securities being offered, including an accurate description of the financial condition of the Bank and the circumstances giving rise to the offering, and other material disclosures necessary to comply with Federal securities laws.  Prior to the implementation of the plan and, in any event, not less than 20 days prior to the dissemination of such materials, the materials used in the sale of the securities shall be submitted to the FDIC Registration and Disclosure Section, 550 17th Street, N.W., Washington, D.C. 20429 and to

WDFI, 345 W. Washington Avenue, 4[th] Floor, P.O. Box 7876, Madison, Wisconsin

53707-7876 for their review.  Any changes requested to be made in the materials by the FDIC or WDFI shall be made prior to their dissemination.
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            (c)   In complying with the provisions of this paragraph, the Bank shall provide to any subscriber and/or purchaser of Bank securities written notice of any planned or existing development or other changes which are materially different from the information reflected in any offering materials used in connection with the sale of Bank securities.  The written notice required by this paragraph shall be furnished within 10 calendar days of the date any material development or change was planned or occurred, whichever is earlier, and shall be furnished to every purchaser and/or subscriber of the

Bank's original offering materials.

            PROHIBITION OF ADDITIONAL LOANS TO CLASSIFIED BORROWERS

      4.    (a)   As of the effective date of this ORDER, the Bank shall not extend, directly or indirectly, any additional credit to, or for the benefit of,

any borrower who is already obligated in any manner to the Bank on any extensions of credit (including any portion thereof) that has been charged off the books of the Bank or classified "Loss" in the Joint Report, so long as such credit remains uncollected.

            (b)   As of the effective date of this ORDER, the Bank shall not extend, directly or indirectly, any additional credit to, or for the benefit of,

any borrower whose loan or other credit has been classified "Substandard",

"Doubtful", or is listed for Special Mention in the Joint Report, and is uncollected unless the Bank's board of directors has adopted, prior to such extension of credit, a detailed written statement giving the reasons why such extension of credit is in the best interest of the Bank.  A copy of the statement shall be signed by each Director, and incorporated in the minutes of the applicable board of directors' meeting. A copy of the statement shall be placed in the appropriate loan file.
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                REDUCTION OF DELINQUENCIES AND CLASSIFIED ASSETS

      5.    (a)   Within 60 days from the effective date of this ORDER, the Bank shall adopt, implement, and adhere to, a written plan to reduce the Bank's risk position in each asset in excess of $500,000 which is more than 90 days delinquent or classified "Substandard" or "Doubtful" in the Joint Report.  The

plan shall include, but not be limited to, provisions which:

                 (i)     prohibit an extension of credit for the payment of

                         interest, unless the Board provides, in writing, a

                         detailed explanation of why the extension is in the

                         best interest of the Bank;

                 (ii)    provide for review of the current financial condition

                         of each delinquent or classified borrower, including a

                         review of borrower cash flow and collateral value;

                 (iii)   delineate areas of responsibility for loan officers;

                 (iv)    establish dollar levels to which the Bank shall reduce

                         delinquencies and classified assets within 6 and 12

                         months from the effective date of this ORDER; and

                 (v)     provide for the submission of monthly written progress

                         reports to the Bank's board of directors for review and

                         notation in minutes of the meetings of the board of

                         directors.

            (b)   As used in this paragraph, "reduce" means to: (1) collect; (2)

charge off; (3) sell; or (4) improve the quality of such assets so as to warrant removal of any adverse classification by the FDIC and WDFI.

            (c)   A copy of the plan required by this paragraph shall be

submitted to the Regional Director and WDFI.

                                LIQUIDITY PLAN

      6.    Within 60 days of the effective date of this ORDER, the Bank shall revise its written contingency funding plan ("Liquidity Plan").  The Liquidity

Plan shall identify sources of liquid assets to meet the Bank's contingency funding needs over time horizons of one month, two months, and three months.  At a minimum, the Liquidity Plan shall be prepared in conformance with the

Liquidity Risk Management Guidance found at FIL-84-2008, as supplemented by FIL-

13-2010, and include provisions to address the issues as identified in the Joint

Report.

                              DIVIDEND RESTRICTION

      7.    As of the effective date of this ORDER, the Bank shall not declare or pay any dividend without the prior written consent of the Regional Director and WDFI.

                      ALLOWANCE FOR LOAN AND LEASE LOSSES

      8.    (a)   After the effective date of this ORDER, and prior to the

submission of all Reports of Condition and Income required by the FDIC, the board of directors of the Bank shall review the adequacy of the Bank's ALLL,

provide for an adequate ALLL, and accurately report the same. The minutes of the board meeting at which such review is undertaken shall indicate the findings of the review, the amount of increase in the ALLL recommended, if any, and the basis for determination of the amount of ALLL provided.  In making these determinations, the board of directors shall consider the FFIEC Instructions for the Reports of Condition and Income and any analysis of the Bank's ALLL provided by the FDIC or Division.

            (b)   ALLL entries required by this paragraph shall be made prior to any capital determinations required by this ORDER.

                              SPECIAL MENTION LOAN

      IX.   Within 60 days from the effective date of this ORDER,

the Bank shall correct all deficiencies in the loan listed for "Special Mention"

in the Joint Report.

                             PROFIT PLAN AND BUDGET

      10.   (a)   Within 60 days from the effective date of this ORDER, the Bank shall revise and adhere to its written profit plan and a realistic,

comprehensive budget for all categories of income and expense for calendar years

2011 and 2012.  The plans required by this paragraph shall contain formal goals and strategies, consistent with sound banking practices, to reduce discretionary expenses and to improve the Bank's overall earnings, and shall contain a description of the operating assumptions that form the basis for major projected income and expense components.

            (b)   The written profit plan shall address, at a minimum:

                 (i)     realistic and comprehensive budgets;

                 (ii)    a budget review process to monitor the income and

                         expenses of the Bank to compare actual figures with

                         budgetary projections;

                 (iii)   identification of major areas in, and means by which,

                         earnings will be improved; and

                 (iv)    a description of the operating assumptions that form

                         the basis for and adequately support major projected

                         income and expense components.

            (c)   Within 30 days from the end of each calendar quarter following completion of the profit plans and budgets required by this paragraph, the

Bank's board of directors shall evaluate the Bank's actual performance in relation to the plan and budget, record the results of the evaluation, and note any actions taken by the Bank in the minutes of the board of directors' meeting at which such evaluation is undertaken.

            (d)   A written profit plan and budget shall be prepared for each calendar year for which this ORDER is in effect.

            (e)   Copies of the plans and budgets required by this paragraph shall be submitted to the Regional Director and WDFI.

                                 STRATEGIC PLAN

      11.   (a)   Within 90 days from the effective date of this ORDER, the Bank shall revise its comprehensive strategic plan.  The plan required by this paragraph shall contain an assessment of the Bank's current financial condition and market area, and a description of the operating assumptions that form the basis for major projected income and expense components.  The written strategic plan shall address, at a minimum:

                 (i)     strategies for pricing policies and asset/liability

                         management; and

                 (ii)    financial goals, including pro forma statements for

                         asset growth, capital adequacy, and earnings.

            (b)   Within 30 days from the end of each calendar quarter following the adoption and implementation of the Strategic Plan described in (a) above,

the Bank's board of directors shall evaluate the Bank's actual performance in relation to the strategic plan required by this paragraph and record the results of the evaluation, and any actions taken by the Bank, in the minutes of the board of directors' meeting at which such evaluation is undertaken.

            (c)   The strategic plan required by this ORDER shall be revised 30 days prior to the end of each calendar year during which this ORDER is in effect. Thereafter the Bank shall approve the revised plan, which approval shall be recorded in the minutes of a board of directors' meeting, and the Bank shall implement and adhere to the revised plan.

            (d)   Copies of the plan and revisions thereto required by this

paragraph shall be submitted to the Regional Director and WDFI.

                            CORRECTION OF VIOLATIONS

      12.   Within 30 days from the effective date of this ORDER, the Bank shall eliminate and/or correct all violations of law, rule, or regulation listed in the Joint Report.

                             RESTRICTION ON GROWTH

      13.   During the life of this ORDER, the Bank shall not increase its total assets by more than 5 percent during any consecutive three-month period without providing, at least 30 days prior to its implementation, a growth plan to the

Regional Director and WDFI.  Such growth plan, at a minimum, shall include the funding source to support the projected growth, as well as the anticipated use of funds.  This growth plan shall not be implemented without the prior written consent of the Regional Director and Administrator.  In no event shall the Bank increase its total assets by more than 10 percent annually.  For the purpose of this paragraph, "total assets" shall be defined as in the Federal Financial

Institutions Examination Council's Instructions for the Consolidated Reports of

Condition and Income.

                              INTEREST RATE RISK

      14.   (a)   Within 60 days of the effective date of this ORDER the Bank shall revise its procedures for managing the Bank's sensitivity to interest rate risk.  The procedures shall comply with the Joint Agency Statement of Policy on

Interest Rate Risk (June 26, 1996), and the Joint Supervisory Statement on

Investment Securities and End-user Derivative Activities (April 23, 1998).

            (b)   A copy of the policy revisions and procedures required by this paragraph shall be submitted to the Regional Director and WDFI.

                          NOTIFICATION TO SHAREHOLDER

      15.   Following the effective date of this ORDER, the Bank shall send to its shareholder a copy of this ORDER: (1) in conjunction with the Bank's next shareholder communication; or (2) in conjunction with its notice or proxy statement preceding the Bank's next shareholder meeting.

                                   MONITORING

      16.   Within 30 days from the effective date of this ORDER, the Bank's board of directors shall have in place a program that will provide for monitoring of the Bank's compliance with this ORDER.

                                PROGRESS REPORTS

      17.   Within 30 days from the end of each calendar quarter following the effective date of this ORDER, the Bank shall furnish to the Regional Director and WDFI written progress reports signed by each member of the Bank's board of directors, detailing the actions taken to secure compliance with the ORDER and the results thereof.

      This ORDER shall be effective on the date of issuance.

      The provisions of this ORDER shall be binding upon the Bank, its institution-affiliated parties, and any successors and assigns thereof.

      The provisions of this ORDER shall remain effective and enforceable except to the extent that, and until such time as, any provision has been modified,

terminated, suspended, or set aside by the FDIC and WDFI.

            Pursuant to delegated authority.

      Dated:      November 9, 2010.





__________________________           __________________________
M. Anthony Lowe                      Michael J. Mach
Regional Director                       Administrator, Division of
Chicago Regional Office                 Banking
Federal Deposit Insurance            Department of Financial
Corporation                             Institutions
                                        State of Wisconsin